Statement of Additional Information
                           January 31, 2000 ,as revised on February 9, 2000






      FirstMerit Equity Fund
      (formerly, Newpoint Equity Fund)
      A Portfolio of FirstMerit Funds
      (formerly Newpoint Funds)



      This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for FirstMerit Equity Fund dated January 31, 2000. Obtain the prospectus without charge by calling 1-800-627-1289.
















                                    Contents
                   How is the Fund Organized?                           1
                   Securities in Which the Fund Invests
                   1
                   What do Shares Cost?                                 11
                   How is the Fund Sold?                                12
                   How To Buy Shares                                    13
                   Massachusetts Partnership Law                        13
                   Account and Share Information                        13
                   Tax Information                                      14
                   Who Manages and Provides Services to the Fund?
                   15
                   How Does the Fund Measure Performance?               19
                                    Addresses


      Federated Securities Corp., Distributor, subsidiary of Federated Investors
      Cusip 337944102
      G00580-02 (2/2000)

3




HOW IS THE FUND ORGANIZED?

The Fund is a diversified portfolio of FirstMerit Funds (formerly, Newpoint Funds) (Trust). The Trust is an open-end management investment company that was established under the laws of the Commonwealth of Massachusetts on November 12, 1990. The Trust changed its name from "Portage Funds" to "Newpoint Funds" on January 31, 1995. The Trust changed its name from "Newpoint Funds" to "FirstMerit Funds" on January 31, 2000. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUND INVESTS

Following is a table that indicates which types of securities and investment techniques are a: o P = Principal investment of the Fund; (shaded in chart) o A = Acceptable (but not principal) investment of the Fund

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Bank Instruments                                A
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Borrowing 1                                     A
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Common Stock                                    P
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Convertible Securities                          A
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Debt Obligations                                A
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Depositary Receipts                             A
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Foreign Securities                              A
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Futures and Options Transactions                A
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Illiquid and Restricted Securities 2            A
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Lending of Portfolio Securities                 A
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Preferred Stocks                                P
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Prime Commercial Paper                          A
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Repurchase Agreements                           A
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Reverse Repurchase Agreements                   A
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Securities of Other Investment Companies        A
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U.S. Government Securities                      A
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Warrants                                        A
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When-Issued and Delayed Delivery Transactions   A
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Zero Coupon Securities                          A
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1. The Fund is required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss. 2. The Fund will limit investments in illiquid securities, including restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS


Borrowing. The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. The Fund will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities to restore the coverage even if it must sell the securities at a loss.

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Debt obligations pay interest, dividends or distributions at a specified rate. The rate may be fixed or adjusted periodically. The issuer must also repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. Securities with higher credit risks generally have higher yields. A security's yield will increase or decrease depending upon whether it costs less (a "discount") or more (a "premium") than the principal amount. Under normal market conditions, securities with longer maturities will also have higher yields. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.

The following describes the types of fixed income securities in which the Fund may invest.

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a "GSE"). Some GSEs are supported by the full, faith and credit of the United States. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risk, but not as low as Treasury securities.

     Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee instruments.

     Commercial paper is an issuer's draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain liquidity in this fashion. The short maturity of commercial paper reduces both the market and credit risk as compared to other debt securities of the same issuer.

     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt security. The credit risks of corporate debt securities vary widely among issuers.

     Treasury securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk.

     Zero Coupon Securities do not pay interest or principal until final maturity. Most debt securities provide periodic payments of interest (referred to as a "coupon payment"). In contrast, investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the price and the amount paid at maturity represents interest on the zero coupon security. This increases the market and credit risk of a zero coupon security, because an investor must wait until maturity before realizing any return on the investment.

     There are many forms of zero coupon securities. Some securities are originally issued at a discount and are referred to as "zero coupon" or "capital appreciation" bonds. Others are created by separating the right to receive coupon payments from the principal due at maturity, a process known as "coupon stripping." Treasury STRIPs, IOs and POs are the most common forms of "stripped" zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as "pay-in-kind" or "PIK" securities.

Depositary Receipts. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

Foreign Securities. The international equity securities in which the Fund may invest include international stocks traded domestically or abroad through various stock exchanges, ADRs, and International Depositary Receipts ("IDRs"). The international fixed income securities will include ADRs, IDRs, and government securities of other nations.

Investing in foreign securities carries substantial risks in addition to those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. When the Fund converts its holdings to another currency, it may incur currency conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell currencies.

Other differences between investing in foreign and U.S. companies include:

         o  less publicly available information about foreign companies;

     o the lack of uniform financial accounting standards applicable to foreign companies;

         o  less readily available market quotations on foreign companies;

     o differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

         o  generally lower foreign stock market volume;

     o the likelihood that foreign securities may be less liquid or more volatile;

         o  generally higher foreign brokerage commissions;

         o possible difficulty in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems;

         o  unreliable mail service between countries; and

         o political or financial changes which adversely affect investments in some countries.


Futures and Options Transactions. As a means of reducing fluctuations in its net asset value, the Fund may, but is not required to, buy and sell futures contracts and options on futures contracts, and buy put and call options on portfolio securities and securities indices to hedge its portfolio. The Fund may also, but is not required to, write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

       Futures Contracts. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat, or corn) or a financial asset (such as a security). The Fund may purchase and sell financial futures contracts to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

       The Fund may purchase and sell stock index futures contracts to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

       Margin In Futures Transactions. Since the Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions.

       As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and insure that the use of futures contracts is unleveraged. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts. The Fund will not enter into a futures contract or purchase an option thereon for other than hedging purposes if immediately thereafter the initial margin deposits for futures contracts held by it, plus premiums paid by it for open options on futures contracts, would exceed 5% of the market value of its net assets, after taking into account the unrealized profits and losses on those contracts it has entered into. However, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

       Put Options on Financial Futures Contracts. The Fund may purchase listed put options on financial futures contracts to protect portfolio securities against decreases in value. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

       Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

       Alternatively, the Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

       The Fund may also write (sell) listed put options on financial futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. The Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

       In order to avoid the exercise of an option sold by it, generally the Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

       Call Options on Financial Futures Contracts. The Fund may write (sell) listed and over-the-counter call options on financial futures contracts to hedge its portfolio. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund's obligation to sell a futures contract costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund's portfolio securities.

       Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

       The Fund may buy a listed call option on a financial futures contract to hedge against decreases in market interest rates or increases in stock price. The Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When the Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

       Limitation on Open Futures Positions. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund's portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

       Purchasing Put and Call Options on Securities. The Fund may purchase put options on portfolio securities to protect against price movements in the Fund's portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

       Writing Covered Call and Put Options on Securities. The Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund's portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

       Stock Index Options. The Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Adviser correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

       Over-the-Counter Options. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund's portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

       Risks. If the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund's portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund could lose money on the futures contract or option.

If a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian or the broker, to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.

Illiquid and Restricted Securities. Illiquid securities are those that cannot readily be sold within seven days. Restricted securities are securities that have restrictions with respect to their resale. Generally, the restrictions are on whom or to what type of entity they can be sold. Often, issuers of securities may not want to register them with the SEC, so they will sell them to a specific class of investors under Rule 144A or Regulation D of the Securities Act of 1933. Purchasers of these "private placements" must be institutional investors (mutual funds, insurance companies, etc.), and there may be minimum purchase amounts. The reason 144A securities may be "illiquid" is that a fund that purchases them cannot just sell them on the open market - they must find another qualified institutional buyer to purchase the security under Rule 144A.

However, not all restricted securities are "illiquid". The SEC permits a fund's board to make a determination that certain 144A securities or Section 4(2) paper issues are liquid. Conversely, not all illiquid securities are restricted.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis. If this occurs, the Fund may lose certain investment opportunities.

Repurchase Agreements and Reverse Repurchase Agreements. The Fund's custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Securities of Other Investment Companies. In conjunction with the Fund's ability to invest in the securities of other investment companies, the Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, and securities of other investment companies. The Fund's temporary investments must be of comparable quality to its primary investments.

Warrants give the Fund the option to buy the issuer's stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund's records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.


INVESTMENT LIMITATIONS
Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities . The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

Investing in Real Estate. The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.


Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending Cash or Securities. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

As a matter of non-fundamental operating policy in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute `concentration.


The above limitations cannot be changed by the Board of Trustees (Board) unless authorized by the by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.



Buying on Margin. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments.


Pledging Assets. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investing in Securities of Other Investment Companies. The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Investing in Illiquid Securities. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

In applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities

Portfolio Turnover. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Trustees; and

o for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Trustees may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?

The Fund's NAV per share fluctuates and is based on the market value of all securities and other assets of the Fund.

Reducing or Eliminating the Front-End Sales Charge. You can reduce or eliminate the applicable front-end sales charge, as follows.

Quantity Discounts. Larger purchases reduce the sales charge you pay. You can combine purchases of shares made on the same day by you, your spouse, and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases. If you make an additional purchase of shares, you can count previous share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Letter of Intent. You can sign a Letter of Intent committing to purchase at least $100,000 of shares within a 13-month period in order to combine such purchases in calculating the sales charge. The Fund's custodian will hold shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the custodian will release the shares in escrow. If you do not fulfill the Letter of Intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege. You may reinvest, within 60 days, your share redemption proceeds at the next determined NAV, without any sales charge.

Purchases at Net Asset Value. Shareholders who are trust customers of FirstMerit Bank and its subsidiaries are exempt from the sales charge. The following persons may also purchase shares of the Fund at net asset value, without a sales charge: private banking clients of FirstMerit Bank and affiliates of FirstMerit Corp., employees and retired employees of FirstMerit Bank, FirstMerit Corp., Federated Securities Corp., or their affiliates, or any bank or investment dealer who has a sales agreement with Federated Securities Corp. with regard to the Fund, and members of the families (including parents, grandparents, siblings, spouses, children, aunts, uncles, and in-laws) of such employees or retired employees. Additionally, no sales charge is imposed for shares purchased through "wrap accounts" or similar programs, under which clients pay a fee for services.

HOW IS THE FUND SOLD?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to a financial intermediary.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company , a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

RULE 12B-1 PLAN
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets. The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The Fund has no present intention of paying or accruing 12b-1 fees or shareholder services fees during the fiscal year ending November 2000

SUPPLEMENTAL PAYMENTS
Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

HOW TO BUY SHARES

SUBACCOUNTING SERVICES
Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS
Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of the Trust have equal voting rights, except that in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of January 4, 2000, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding shares: SEI Trust Company, Oaks, Pennsylvania, owned approximately 3,073,325.84 (96.93%) shares.

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolio will be separate from those realized by the Fund.

FOREIGN INVESTMENTS
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

BOARD OF TRUSTEES

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date , present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and the total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is comprised of two Funds.

As of January 4, 2000, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.




-----------------------------------------------------------------------------------------------------------------------
Name
Birth Date                                                                                              Aggregate
Address                                                Principal Occupations                            Compensation
Position With Trust                                    for Past Five Years                              From Trust

John F. Donahue*+                              Chief Executive Officer and Director or Trustee of         $0
Birth Date: July 28, 1924                      the Federated Fund Complex; Chairman and Director,
Federated Investors Tower                      Federated Investors, Inc.; Chairman and Trustee,
1001 Liberty Avenue                            Federated Investment Management Company; Chairman
Pittsburgh, PA                                 and Director, Federated Investment Counseling  and
CHAIRMAN AND TRUSTEE                           Federated Global Research Corp.; Chairman, Passport
                                               Research, Ltd.

Thomas G. Bigley                               Director or Trustee of the Federated Fund Complex;         $1,153.90
Birth Date: February 3, 1934                   Director, Member of Executive Committee, Children's
15 Old Timber Trail                            Hospital of Pittsburgh; Director, Robroy
Pittsburgh, PA                                 Industries, Inc. (coated steel conduits/computer
TRUSTEE                                        storage equipment);formerly: Senior Partner, Ernst
                                               & Young LLP; Director, MED 3000 Group, Inc.
                                               (physician practice management); Director, Member
                                               of Executive Committee, University of Pittsburgh.


John T. Conroy, Jr.                            Director or Trustee of the Federated Fund Complex;         $1,269.48
Birth Date: June 23, 1937                      President, Investment Properties Corporation;
Grubb & Ellis/Investment Properties            Senior Vice President, John R. Wood and Associates,
Corporation                                    Inc., Realtors; Partner or Trustee in private real
3201 Tamiami Trial North                       estate ventures in Southwest Florida; formerly:
Naples, FL                                     President, Naples Property Management, Inc. and
TRUSTEE                                        Northgate Village Development Corporation.



John F. Cunningham                             Director or Trustee of some of the Federated Fund          $1,153.90
Birth Date: March 5, 1943                      Complex; Chairman, President and Chief Executive
353 El Brillo Way                              Officer, Cunningham & Co., Inc. (strategic business
Palm Beach, FL                                 consulting);; Trustee Associate, Boston College;
TRUSTEE                                        Director, Iperia Corp. (communications/software);
                                               formerly: Director, Redgate Communications and EMC
                                               Corporation (computer storage systems).

                                               Previous Positions: Chairman of the Board and Chief
                                               Executive Officer, Computer Consoles, Inc.;
                                               President and Chief Operating Officer, Wang
                                               Laboratories; Director, First National Bank of
                                               Boston; Director, Apollo Computer, Inc.

Nicholas P Constantakis                        Director or Trustee of the Federated Fund Complex;         $0
Birth Date: September 3, 1939                  Director, Michael Baker Corporation (engineering,
175 Woodshire Drive                            construction, operations and technical services);
Pittsburgh, PA                                 formerly: Partner, Andersen Worldwide SC.
TRUSTEE

Lawrence D. Ellis, M.D.*                       Director or Trustee of the Federated Fund Complex;         $1,153.90
Birth Date: October 11, 1932                   Professor of Medicine, University of Pittsburgh;
3471 Fifth Avenue                              Medical Director, University of Pittsburgh Medical
Suite 1111                                     Center - Downtown; Hematologist, Oncologist, and
Pittsburgh, PA                                 Internist, University of Pittsburgh Medical
TRUSTEE                                        Center;  Member, National Board of Trustees,
                                               Leukemia Society of America.

Peter E. Madden                                Director or Trustee of the Federated Fund Complex;         $1,084.45
Birth Date: March 16, 1942                     formerly: Representative, Commonwealth of
One Royal Palm Way                             Massachusetts General Court; President, State
100 Royal Palm Way                             Street Bank and Trust Company and State Street
Palm Beach, FL                                 Corporation.
TRUSTEE
                                               Previous Positions: Director, VISA USA and VISA
                                               International; Chairman and Director, Massachusetts
                                               Bankers Association; Director, Depository Trust
                                               Corporation; Director, The Boston Stock Exchange..

Charles F. Mansfield, Jr.                      Director or Trustee of some of the Federated Fund          $1,213.68
Birth Date: April 10, 1945                     Complex;  Executive Vice President, Legal and
80 South Road                                  External Affairs, Dugan Valva Contess, Inc.
Westhampton Beach, NY                          (marketing, communications, technology and
TRUSTEE                                        consulting).; formerly Management Consultant.

                                               Previous Positions: Chief
                                               Executive Officer, PBTC
                                               International Bank; Partner,
                                               Arthur Young & Company (now Ernst
                                               & Young LLP); Chief Financial
                                               Officer of Retail Banking Sector,
                                               Chase Manhattan Bank; Senior Vice
                                               President, Marine Midland Bank;
                                               Vice President, Citibank;
                                               Assistant Professor of Banking
                                               and Finance, Frank G. Zarb School
                                               of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D.              Director or Trustee of the Federated Fund Complex;         $1,269.48
Birth Date: December 20, 1932                  President, Law Professor, Duquesne University;
President, Duquesne University                 Consulting Partner, Mollica & Murray; Director,
Pittsburgh, PA                                 Michael Baker Corp. (engineering, construction,
TRUSTEE                                        operations and technical services).

                                               Previous Positions: Dean and Professor of Law,
                                               University of Pittsburgh School of Law; Dean and
                                               Professor of Law, Villanova University School of
                                               Law.

Marjorie P. Smuts                              Director or Trustee of the Federated Fund Complex;         $1,153.90
Birth Date: June 21, 1935                      Public Relations/Marketing/Conference Planning.
4905 Bayard Street
Pittsburgh, PA                                 Previous Positions: National Spokesperson, Aluminum
TRUSTEE                                        Company of America; television producer;  business
                                               owner.

John S. Walsh                                  Director or Trustee of some of the Federated Fund          $1,153.90
Birth Date: November 28, 1957                  Complex; President and Director, Heat Wagon, Inc.
2007 Sherwood Drive                            (manufacturer of construction temporary heaters);
Valparaiso, IN                                 President and Director, Manufacturers Products,
TRUSTEE                                        Inc. (distributor of portable construction
                                               heaters); President, Portable Heater Parts, a
                                               division of Manufacturers Products, Inc.; Director,
                                               Walsh & Kelly, Inc. (heavy highway contractor);
                                               formerly: Vice President, Walsh & Kelly, Inc.

J. Christopher Donahue+*                       President or Executive Vice President of the               $0
Birth Date: April 11, 1949                     Federated Fund Complex; Director or Trustee of some
Federated Investors Tower                      of the Funds in the Federated Fund Complex;
1001 Liberty Avenue                            President, Chief Executive Officer and Director,
Pittsburgh, PA                                 Federated Investors, Inc.; President and Trustee,
EXECUTIVE VICE PRESIDENT AND TRUSTEE           Federated Investment Management Company; President
                                               and Trustee, Federated Investment
                                               Counseling; President and
                                               Director, Federated Global
                                               Investment Management Corp.;
                                               President, Passport Research,
                                               Ltd.; Trustee, Federated
                                               Shareholder Services Company;
                                               Director, Federated Services
                                               Company.

Edward C. Gonzales*                            Trustee or Director of some of the Funds in the            $0
Birth Date: October 22, 1930                   Federated Fund Complex; President, Executive Vice
Federated Investors Tower                      President and Treasurer of some of the Funds in the
1001 Liberty Avenue                            Federated Fund Complex; Vice Chairman, Federated
Pittsburgh, PA                                 Investors, Inc.; Vice President, Federated
PRESIDENT AND TREASURER                        Investment Management Company and Federated
                                               Investment Counseling, Federated Global Investment
                                               Management Corp. and Passport Research, Ltd.;
                                               Executive Vice President and Director, Federated
                                               Securities Corp.; Trustee, Federated Shareholder
                                Services Company.

John W. McGonigle                              Executive Vice President and Secretary of the              $0
Birth date: October 26, 1938                   Federated Fund Complex; Executive Vice President,
Federated Investors Tower                      Secretary, and Director, Federated Investors, Inc.;
1001 Liberty Avenue                            Trustee, Federated Investment Management Company
Pittsburgh, PA                                 and Federated Investment Counseling; Director,
EXECUTIVE VICE PRESIDENT AND SECRETARY         Federated Global Investment Management Corp.,
                                               Federated Services Company; and Federated
                                               Securities Corp.
                                                                                                          $0
Richard B. Fisher* President or Vice President of some of the Funds in Birth
Date: May 17, 1923 the Federated Fund Complex; Director or Trustee of Federated
Investors Tower some of the Funds in the Federated Fund Complex; 1001 Liberty
Avenue Executive Vice President, Federated Investors, Pittsburgh, PA Inc.;
Chairman and Director, Federated Securities VICE PRESIDENT Corp. * An asterisk denotes a Trustee/Director who is deemed to be an interested person as defined in the Investment Company Act of 1940. # A pound sign denotes a Member of the
Board's Executive Committee, which handles the Board's responsibilities between its meetings. + Mr. Donahue is the father of J. Christopher Donahue, Executive
Vice President and Trustee of the Trust.

INVESTMENT ADVISER
The Adviser conducts investment research and makes investment decisions for the Fund.


The Adviser shall not be liable to the Trust, the Fund, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Research Services. Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated Investors in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all FirstMerit Funds as specified below:

Maximum Administrative Fee
                       Average Aggregate Daily Net Assets
0.150 of 1%                            on the first $250 million
0.125 of 1%                            on the next $250 million
0.100 of 1%                            on the next $250 million
0.075 of 1%                            on assets in excess of $750 million
The administrative fee received during any fiscal year shall be at least $50,000 with respect to FirtMerit Government Money Market Fund and $100,000 for all other portfolios of the Funds. . Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP is the independent public accountant for the Fund.

   FEES PAID BY THE FUND FOR SERVICES


For the Years ended
 November 30                   11/30/99       11/30/98                  11/30/97
Advisory Fee Earned             508,453       $401,923                  $345,408
Advisory Fee Reduction           33,896        $80,385                   $60,082
Brokerage Commissions            37,086        $29,032                   $44,778
Administrative Fee              103,045       $100,000                  $100,000
12b-1 Fee                           N/A            N/A                       N/A
Shareholder Services Fee            N/A            N/A                    N/A

HOW DOES THE FUND MEASURE PERFORMANCE?

The Fund may advertise performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The Fund's performance depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's expenses; and various other factors.

Fund performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield

Total returns given for the one-year, five-year and since inception periods ended November 30, 1999, after sales charges.

Yield given for the 30-day period ended November 30, 1999

                                                        Since Inception on
                            1 Year       5 Year         September 13, 1994
Total Return                30.34%        24.52             22.97 %
Yield                                    N/A                       N/A


TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions.

YIELD
The yield of shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of shares to certain indices;
o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

Morningstar, Inc. An independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500). Composite index of common stocks in industry, transportation, and financial and public utility companies. Can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P 500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

ADDRESSES

   FirstMerit Equity Fund

                                            5800 Corporate Drive
                                            Pittsburgh, Pennsylvania 15237-7010

Administrator
Federated Administrative Services           Federated Investors Tower
                                            1001 Liberty Avenue
                                            Pittsburgh, Pennsylvania 15222-3779

Distributor
Federated Securities Corp.                  Federated Investors Tower
                                            1001 Liberty Avenue
                                            Pittsburgh, Pennsylvania 15222-3779

Investment Adviser
FirstMerit Bank, N.A.                           121 South Main Street
Akron, Ohio 44208-1440

Custodian
State Street Bank and Trust Company             P.O. Box 8600
                                                Boston, Massachusetts 02266-8600

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company          P.O. Box 8600
                                                Boston, Massachusetts 02266-8600

Independent Public Accountants
Arthur Andersen LLP                             2100 One PPG Place
                                                Pittsburgh, Pennsylvania 15222